UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

Item 3.02                      Unregistered Sales of Equity Securities

Effective January 26, 2011, the Registrant and Ruby Development Company ("RDC") have executed an amendment (the "Amendment") to the Option Agreement and Option Addendum dated September 1, 2010, (the “Option”) on the property known as the Ruby Gold Mine ("Ruby") in Sierra County, California.

The Amendment provides revised terms for the extension of the Option from February 1, 2011 through June 30, 2011.  The revised terms reduces the payment due on February 1, 2011 from $50,000 to $10,000, and reduces the payment due on March 1, 2011 from $25,000 to $10,000.  The payment due on April 1, 2011 has been increased from $25,000 to $30,000, and the payments due on May 1, 2011 and June 1, 2011, respectively, have been increased from $25,000 to $50,000.  In addition, the term of the warrants included as consideration in the original agreement has been extended from Dec 30, 2012 to Dec 30, 2015.  All other terms of the original agreement remain in effect.

Accordingly, the Registrant has exercised its right to extend the term of the Option for an additional five (5) months, beginning on February 1, 2011.  As of February 1, 2011, all required payments and reimbursed expenses have been paid in full.

The above described executed Amendment is attached hereto and incorporated by reference as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Property Option Agreement and Addendum with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.2	Property Option Amendment No. 1 with Ruby Development Company dated January 26, 2011

10.3	Form of Warrants Issued to Ruby Development Company dated October 1, 2010, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC. (Registrant)

Dated: February 1, 2011	By:	/s/ Perry Leopold
Perry Leopold
Chief Executive Officer